EXHIBIT 10.1

                                   EXHIBIT A
                                   ---------

                           SERVICES AND COMPENSATION
                           -------------------------



1.  Contact     Consultant's principal Company contact:
    -------

              Name:         Willem P. Roelandts
                         --------------------------------------

              Title:        Chief Executive Officer
                         --------------------------------------

2.  Services    Consultant will render to the Company the following Services:
    --------

Service as Chairman of the Board of the Company and, as reasonably requested by the Company, provision of advice on issues of importance to the Company including general corporate, technological and marketing issues.


3.  Compensation
    ------------

(a) Continued vesting of all stock options which Consultant received as Chief Executive Officer of the Company.

(b) The Company shall reimburse Consultant for all reasonable travel and living expenses incurred by Consultant in performing Services pursuant to this agreement

(c) Consultant shall receive $5.00 per quarter.

(d) Consultant shall submit all statements for services and expenses in a form prescribed by the Company and such statement shall be approved by the contact person listed above or by his or her supervisor.



Amended as of March 6, 1997.



Consultant  /s/ Bernard V. Vonderschmitt
            ----------------------------
                Bernard V. Vonderschmitt

Company     /s/ Willem P. Roelandts
            ----------------------------
                Willem P. Roelandts